Exhibit 99.1

Worksport Presents New Premium “Game Changer” Tonneau Cover Model to Industry Buyers at Keystone BIG Show; Initiates Pre-Orders Ahead of Near-Term Commercial Launch

New Model Presented to North America’s leading automotive aftermarket distributor targets major expansion of U.S. dealer network and early revenue pipeline.

West Seneca, New York, March 19, 2026 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator and manufacturer of hybrid and clean energy solutions primarily for the light truck, overlanding, and global consumer goods markets, today announced the development of a new, highly anticipated tonneau cover model. The Company presented the unreleased cover in advance this past Saturday at the Keystone BIG Show, successfully securing early buyer interest and initiating pre-orders ahead of its official near-term launch with multiple buyers referring to the new model as “a game changer” in the market.

“We brought something special to Keystone,” said Steven Rossi, Chief Executive Officer of Worksport. “We believe this may become the best and leading tonneau cover in the market for professionals. It is being designed with installer demand, dealer economics, and large-scale distribution in mind. We are executing on all fronts to bring this to our growing dealer network and look forward to accumulating initial sales orders immediately ahead of the official launch expected early Q2.”

Strategic Debut at the Keystone BIG Show

Rather than a traditional press announcement, Worksport chose to debut this new model directly to the buyers who drive industry volume. Keystone Automotive Operations is widely recognized as the leading distributor and marketer of aftermarket automotive equipment and accessories in North America. With a legacy spanning decade, Keystone operates eight massive, dedicated distribution centers and a transport fleet that serves thousands of auto enthusiasts, dealerships, and professional installers across the USA and Canada, offering national product distribution to thousands of automotive speciality stores. Showcasing at the Keystone BIG Show places Worksport’s new product directly in front of a captive audience of high-volume purchasing decision-makers.

The New Cover: Built for the Professional Market

The newly developed cover is engineered to complement Worksport’s rapidly growing lineup, which includes the AL3, AL4, and HD3 models. While official product specifications, naming, and media assets will be released closer to the commercial launch, the new model is purpose-built to meet the rigorous demands of the professional and commercial truck market.

Pre-Orders and Near-Term Launch

Following the overwhelmingly positive reception at the BIG Show, Worksport is currently developing its pre-order pipeline to accumulate initial sales ahead of the official launch. The cover is expected to enter production and become commercially available in the near term.

This product expansion represents a key pillar in Worksport’s 2026 growth strategy to aggressively expand its U.S. Dealer Network. It also builds upon the Company’s recent execution milestones, including the successful market launch of its proprietary COR™ Portable Energy System and SOLIS™ Solar Tonneau Cover.

Investor Reminder: Upcoming Earnings Call & Webcast Registration

Investors, analysts, and members of the media are invited to register in advance for Worksport’s live earnings webcast. During the call, participants will gain insights into the Company’s operational progress, product development roadmap, updated financial outlook, and strategy for advancing toward cash-flow positive operations.

●	Date: Thursday, March 26, 2026
●	Time: 4:30 PM ET
●	Format: Live webcast with management discussion and Q&A
●	Register Here: Conference Call Registration

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram, the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

Social Media Disclaimer

The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.